Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Becton, Dickinson and Company, a New Jersey corporation (the “Company”), hereby constitutes and appoints Edward J. Ludwig, David V. Elkins, Jeffrey S. Sherman and Dean J. Paranicas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended September 30, 2009 on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as any such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto, each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.
     NOTE: Individuals executing this document in New York should note the New York statutory disclosures included below and have a notary public complete the acknowledgements following.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand in the City of New York, State of New York on this 24th day of November, 2009.

/s/ Basil L. Anderson	/s/ Gary A. Mecklenburg

Basil L. Anderson	Gary A. Mecklenburg

/s/ Henry P. Becton, Jr.

Henry P. Becton, Jr.	Cathy E. Minehan

/s/ Edward F. DeGraan	/s/ James F. Orr

Edward F. DeGraan	James F. Orr

/s/ Claire M. Fraser-Liggett	/s/ Willard J. Overlock, Jr.

Claire M. Fraser-Liggett	Willard J. Overlock, Jr.

/s/ Marshall O. Larsen	/s/ Bertram L. Scott

Marshall O. Larsen	Bertram L. Scott

/s/ Adel A.F. Mahmoud	/s/ Alfred Sommer

Adel A.F. Mahmoud	Alfred Sommer
STATUTORY DISCLOSURES AND ACKNOWLEDGEMENTS FOR INDIVIDUALS EXECUTING POWERS OF ATTORNEY IN NEW YORK
     The statutory disclosures entitled “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” are included below solely for the purpose of ensuring compliance with Section 5-1501B of the New York General Obligations Law governing the execution of a power of attorney by an individual and, except for ensuring the validity of this power of attorney, shall not form part of, or in any way affect the interpretation of, this Power of Attorney or the Form 10-K. For the sake of clarity, notwithstanding anything to the contrary herein, this Power of Attorney DOES NOT grant the attorneys-in-fact authority to spend the principal’s money or sell or dispose of the principal’s property during the principal’s lifetime.

     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Basil L. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Henry P. Becton, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward F. DeGraan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Claire M. Fraser-Liggett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Marshall O. Larsen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Adel A.F. Mahmoud, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Mecklenburg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared James F. Orr personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Willard J. Overlock, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Bertram L. Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Alfred Sommer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

Acceptance of Authority Granted by Individuals Executing Powers of Attorney in New York
The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Edward J. Ludwig	Date:	November 24, 2009

Edward J. Ludwig
Chairman and Chief Executive Officer
Becton, Dickinson and Company
The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ David V. Elkins	Date:	November 24, 2009

David V. Elkins
Executive Vice President and
Chief Financial Officer
Becton, Dickinson and Company
The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Jeffrey S. Sherman	Date:	November 24, 2009

Jeffrey S. Sherman
Senior Vice President and General Counsel
Becton, Dickinson and Company
The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Dean J. Paranicas	Date:	November 24, 2009

Dean J. Paranicas
Vice President, Corporate Secretary and
Public Policy
Becton, Dickinson and Company

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward J. Ludwig, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared David V. Elkins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Jeffrey S. Sherman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:
On the 24th day of November, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Dean J. Paranicas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joel Beaver
(Signature of Notary Public)